SUPPLEMENT TO THE
FIDELITY DISCIPLINED EQUITY FUND, FIDELITY STOCK SELECTOR, AND FIDELITY TECHNOQUANTSM GROWTH FUND
DECEMBER 27, 1997 PROSPECTUS
Until January 1, 1998, the following information replaces similar information found in the "Expenses" section on page 5:
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," page 31, and "Sales Charge Reductions and Waivers," page 35, for an explanation of how and when these charges apply.
Maximum sales charge on purchases                              3%
(as a % of offering price)
  for TechnoQuant Growth only*

Sales charge on reinvested distributions                       None

Deferred sales charge on redemptions                           None

Redemption fee (Short-term trading fee)                        0.75%
on shares held less than 90 days (as a % of amount redeemed) for TechnoQuant Growth only

Annual account maintenance fee (for accounts under $2,500)     $12.00

* THE SALES CHARGE HAS BEEN WAIVED THROUGH DECEMBER 31, 1997.